UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04710

Exact name of registrant as specified in charter:	The Asia Pacific Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2005

Date of reporting period:	3/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Asia Pacific Fund Inc	Semi-Annual Report 2005

Asia Pacific Fund Inc

Semi-Annual Report

2005

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The Asia Pacific Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) the Altman Group, our shareholders’ servicing agent at: 1-(888) 4-ASIA-PAC

Current information about the Fund is available on its website (http:// www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

The Fund’s CUSIP number is 044901106

Asia Pacific Fund Inc	Semi-Annual Report 2005

Share Price, Net Asset Value and

Distribution History (Unaudited)

Financial Year 2000/2001

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
June	$9 11/16	$13.58	—
September	8 3/4	11.80	—
December	7 13/16	10.60	—
March	7.86	10.05	—

Financial Year 2001/2002

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
June	8.26	10.09	—
September	6.48	7.96	—
December	8.66	10.49	—
March	10.12	11.67	—

Financial Year 2002/2003

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
June	10.44	11.22	—
September	8.33	9.78	—
December	8.88	10.00	—
March	8.10	9.10	—

Financial Year 2003/2004

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
June	10.10	10.73	—
September	11.96	12.46	—
December	14.20	13.76	—
March	13.90	14.90	—

Financial Year 2004/2005

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
June	12.05	13.88	—
September	13.44	14.58	—
December	14.64	16.07	—
March	14.65	16.62	—

*	Total per share distributions over the 5 years to March 31, 2005 amounted to $0.33. Total per share distributions over the Fund’s life (commencement of operations: May 4, 1987) have amounted to $13.89.

Asia Pacific Fund Inc	Semi-Annual Report 2005

The Fund’s Management

Directors
Michael J. Downey, Chairman David J. Brennan Robert H. Burns Olarn Chaipravat Robert F. Gunia Douglas Tong Hsu Duncan M. McFarland David G. P. Scholfield Nicholas T. Sibley	Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Officers
Ronald G. M. Watt, President	Transfer Agent
Robert F. Gunia, Vice-President and Treasurer	Equiserve Trust Company N.A.
James D. Kelly, Assistant Treasurer	P.O. Box 43011
Deborah A. Docs, Secretary	Providence, RI 02940-3011

William V. Healey, Assistant Secretary	Independent Auditors
Lee D. Augsburger, Chief Compliance Officer	Ernst & Young LLP
Investment Manager	5 Times Square
New York, NY 10036
Baring Asset Management (Asia) Limited	Legal Counsel
1901 Edinburgh Tower	Sullivan & Cromwell LLP
15 Queen’s Road Central	125 Broad Street
Hong Kong	New York, New York 10004

Asia Pacific Fund Inc	Semi-Annual Report 2005

Report of the Investment Manager

for the fiscal year ended March 31, 2005

Summary

Asian equity markets continued to perform better than expectations in the 12-month period under review. The Fund had another good year, thanks to the significant value added by our investment team’s stock selection. The outlook for the coming 12-month period is more challenging, as economies and corporate earnings are expected to decelerate from the high levels achieved last year. Longer-term, the investment fundamentals for the region are deemed to remain attractive. We maintain our long-term belief that Asian equities are likely to out-perform their global counterparts.

Overview

During the fiscal year ended March 31, 2005, the Fund’s net asset value (NAV) per share rose 12.4% on a total return basis. This compares with the benchmark MSCI All Countries Combined Far East Free Ex-Japan Index gross total return of +10.3%. The strong returns achieved by Asian equities were aided by the relatively strong North Asian currencies compared to the US Dollar (USD) during the fiscal year. The South Korean Won and the New Taiwan Dollar rose 12.9% and 4.6%, respectively, against the US Dollar. The Indonesian Rupiah, however, weakened by 9.6% against the US Dollar. The four best performing markets as measured by the MSCI country indices in USD terms over the period were Indonesia +51.7%, The Philippines +43.4% and in joint third, Singapore and India +17.9%. The worst performing markets included Taiwan -3.7% and Malaysia -3.0%.

For comparative purposes, the MSCI US and World indices’ gross returns were +7.0 % and +11.1%, respectively.

Looking at the trend of Asian markets over the full fiscal year ended March 31, 2005, one can observe two distinctive periods: the first, from April to August 2004, was trapped in a lower and volatile trading range; the second, from September 2004 to March 2005, can be characterised as a bull market period, with a rising trend, punctuated by short phases of profit-taking.

The first period was reportedly dominated by a significant unwinding of the “carry trade”. This involved the stop-loss selling of leveraged accounts which had initially borrowed in USD and invested in more volatile assets, including Asian equity markets. The selling was prompted by concerns over the US Federal Reserve’s commencement of a monetary tightening phase, combined with macro tightening controls imposed by the Chinese government. Through bank lending bans, the latter aims to slow down investment in a number of “hot” industries, including cement, steel, aluminium and luxury property. In short, the macro tightening of the two major growth economies in the world sent shivers to the equity world. Asian markets, which were the magnet for many traditional and hedge fund investors, were sold down substantially. Within a 4-week period from mid-April to mid-May, the region’s equity markets fell by 21%, from top to bottom. They then recovered modestly, and traded sideways for about three months until August.

The second period was the bull market phase, starting in September. Economic and corporate earnings data in this period surprised investors on the upside, as they have lowered their growth expectations after the macro tightenings. At the global level, equity risk premium was reported to have fallen after Mr. Bush retained power in the White House, thus eliminating the political uncertainty surrounding the US election. Robust consumer and investment spending in the US helped the US economy and corporate earnings to grow more strongly than commonly expected. In addition, strong economic growth in China allayed fears of a hard landing in its economy. Asian equity markets, in this second period, rose by a strong 25%. Towards the end of the Fund’s fiscal year, in March, concerns over the persistence of inflation in the US and the potential acceleration of the US Fed’s tightening together with the renewed strength of the USD again brought back the fear of the unwinding of carry trades around the world. Volatile asset classes, including Asian equities, again were subject to profit-taking. In spite of this, Asian markets ended the March 2005 year positively, recording a total return in USD of 10.3%, as measured by the Fund’s benchmark, after a spectacular +70.5% in the preceding fiscal year.

In the first period, out-performing markets within the region included interest-sensitive and smaller markets, which are not exposed to global flows. Thus, Singapore and Hong Kong (interest-sensitive) and

Asia Pacific Fund Inc	Semi-Annual Report 2005

the ASEAN bloc, including The Philippines, Indonesia, and Malaysia, posted positive returns. Technology and global trade-related markets, including South Korea and Taiwan, recorded absolute price declines. At the sector level, out-performing sectors were clustered in the defensive spectrum, including utilities, energy and financials. Cyclical sectors, including technology and consumer discretionary, under-performed.

In the second period, as markets rallied strongly, a reversal of trend was seen both at the country and sector levels. Out-performing markets included South Korea (partly owing to the strong Won), and some ASEAN markets. China, Singapore, Taiwan and Malaysia posted positive returns, but under-performed relatively.

At the sector level, out-performing sectors included energy, consumer (discretionary and staples), materials and industrials. Under-performing ones included the more defensive sectors of utilities and financials.

Over the full fiscal year, out-performing markets within the region included the ASEAN bloc, South Korea, Hong Kong and Singapore. Under-performing ones included Taiwan, Malaysia and China. At the sector level, out-performing sectors included energy, consumer (discretionary and staples), materials and industrials. Relative under-performers included technology, utilities and financials.

Table 1. Stock Market Performance

March 31, 2004 to March 31, 2005 in US Dollars

North Asia

Country - Index	2nd Quarter 2004%	3rd Quarter 2004%	4th Quarter 2004%	1st Quarter 2004%	1 Year to 03/31/05%
MSCI China Free	–7.7	8.3	5.5	–0.3	5.1
MSCI Hong Kong Free	–4.5	10.4	11.3	–4.2	12.4
MSCI South Korea Free	–14.7	4.2	16.0	12.1	5.7
MSCI Taiwan Free	–11.7	–0.4	13.3	–3.4	–3.7

ASEAN

Country - Index	2nd Quarter 2004%	3rd Quarter 2004%	4th Quarter 2004%	1st Quarter 2004%	1 Year to 03/31/05%
MSCI Indonesia Free	–4.3	20.7	24.7	5.4	51.7
MSCI Malaysia Free	–9.8	4.0	7.1	–3.4	–3.
MSCI Philippines Free	13.0	10.4	5.0	9.5	43.4
MSCI Singapore Free	–2.2	10.4	7.1	1.9	17.9
MSCI Thailand Free	–1.1	0.5	14.0	1.7	15.2

South Asia

Country - Index	2nd Quarter 2004%	3rd Quarter 2004%	4th Quarter 2004%	1st Quarter 2004%	1 Year to 03/31/05%
MSCI India Free	–16.8	16.2	24.9	–2.4	17.9

Country - Index	2nd Quarter 2004%	3rd Quarter 2004%	4th Quarter 2004%	1st Quarter 2004%	1 Year to 03/31/05%
MSCI All Countries Combined Far East Free Ex-Japan Gross	–8.9	6.1	12.0	1.8	10.3

Source: Morgan Stanley Capital International, Factset.

Table 2. Currency Market Performance (Month-Ends)

March 31, 2004 to March 31, 2005

North Asia

Currency – US$/local rate	March 2004	June 2004	Sept 2004	Dec 2004	March 2005	12 M Change (%)
Chinese Renminbi	8.28	8.28	8.28	8.28	8.28	0.0
Hong Kong Dollar	7.79	7.80	7.80	7.77	7.80	–0.1
South Korean Won	1,146	1,156	1,152	1,035	1,015	12.9
New Taiwan Dollar	32.95	33.64	33.97	31.69	31.51	4.6

Asia Pacific Fund Inc	Semi-Annual Report 2005

ASEAN

Currency – US$/local rate	March 2004	June 2004	Sept 2004	Dec 2004	March 2005	12 M Change (%)
Indonesian Rupiah	8,564	9,403	9,160	9,283	9,470	–9.6
Malaysian Ringgit	3.80	3.80	3.80	3.80	3.80	0.0
Philippine Peso	56.18	56.16	56.29	56.13	54.92	2.2
Singapore Dollar	1.68	1.72	1.68	1.63	1.65	1.8
Thai Baht	39.29	40.89	41.42	38.85	39.11	0.5

South Asia

Currency – US$/local rate	March 2004	June 2004	Sept 2004	Dec 2004	March 2005	12 M Change (%)
Indian Rupee	43.42	45.97	46.00	43.47	43.66	–0.6

Source: Baring Asset Management, Factset.

Performance

During the fiscal year ended March 31, 2005, the Fund’s net asset value (NAV) per share rose by US $1.72 from $14.90 to $16.62. Adding back a dividend of $0.15 paid out in January 2005, the Fund’s total return was 12.4%. This compares with the benchmark return, as measured by the MSCI All Countries Combined Far East Free Ex-Japan index, of 10.3%. Over the same period the Fund’s share price moved from $13.90 to $14.65. In percentage terms, this represented a total increase of 6.5% (including dividends). The difference between the NAV and share price return is due to the widening of the Fund’s discount from 6.84% to 11.85%.

The Fund’s out-performance against the benchmark was based on good stock selection, principally from Taiwan and Hong Kong/China. This result is consistent with the long-term trend, during which the Manager has added significant value over the benchmark from stock selection.

Table 3. Performance of Asia Pacific Fund, the Region and Major World Markets*

Market Price (USD) Returns Gross (%)	1 Yr to 03/31/05	3 Yr to 03/31/05	5 Yrs to 03/31/05	7 Yrs to 03/31/05	10 Yrs to 03/31/05
APB-NAV (incl. divs)	12.4	45.6	15.7	87.8	40.1
APB-Price (incl. divs	6.5	48.1	43.6	69.1	17.4
MSCI AC Far East Free Ex-Japan	10.3	40.6	0.4	37.0	2.6
MSCI World Index	11.1	22.3	–11.7	22.0	114.1
S&P Composite 500	6.7	8.5	–14.8	19.0	178.6
NASDAQ Composite (Price)**	0.3	8.3	–56.3	8.9	144.6
MSCI Europe including UK	20.9	39.1	2.5	27.8	166.8
MSCI Japan	–1.7	36.4	–30.1	17.6	–20.0

Source: Baring Asset Management, Factset.

*	Investment involves risk and past performance figures shown are not indicative of future performance.

**	No gross dividends available from exchange.

Portfolio Strategy

During the period from March 31, 2004 to August 31, 2004, as a result of perceived uncertainties surrounding the investment environment, the Manager adopted a more defensive position at the country

Asia Pacific Fund Inc	Semi-Annual Report 2005

level. At the sectoral level, the Fund implemented a defensive strategy by holding an overweight exposure to financials, telecoms, and consumer-related stocks. The largest underweights included industrials, technology and utilities. This strategy added value.

During the period from August 31, 2004 to March 31, 2005, global risk appetite was perceived to be rising around the world and in the region. In addition, the Chinese economy showed renewed signs of growth.

The above, combined with a cheaper relative valuation of cyclicals and growth versus defensive sectors, were the catalysts driving the Manager to increase the Fund’s exposure to South Korea, Thailand and China. This was done at the expense of defensive markets including Singapore and Malaysia. These moves yielded a positive outcome, but the under-weighting in Indonesia and over-weighting in Taiwan detracted value. At the sector level, the Fund implemented a more cyclical strategy by raising the exposure to technology, industrials and materials, at the expense of telecoms and energy.

The Manager expects Asian markets to continue to be re-rated and corporate earnings growth in Asia to surprise positively in 2005. Therefore, in the first quarter of the year 2005, the Manager leveraged the Fund modestly.

Over the full fiscal year, as mentioned previously, the Fund added the most value via good stock selection. The top five positive contributors included: Esprit (global apparel retailer), Kingboard Chemical (low tech component manufacturer), Guangdong Investment (industrials), Harbin Brewery (beverage) and Formosa Chemicals & Fibre (materials).

Table 4. Asset Allocation at Quarter Ends*

Country	March 31 2004%	June 30 2004%	Sept 30 2004%	Dec 31 2004%	Mar 31 2005%
North Asia	75.7	72.8	73.3	79.8	85.9
Hong Kong/China	28.6	28.9	32.1	32.9	32.7
South Korea	27.1	25.1	23.2	26.8	31.2
Taiwan	19.9	18.8	18.0	20.0	22.0

Country	March 31 2004%	June 30 2004%	Sept 30 2004%	Dec 31 2004%	Mar 31 2005%
ASEAN	21.1	24.0	24.9	17.2	19.1
Indonesia	4.1	3.1	2.4	0.0	0.0
Philippines	0.0	0.0	0.0	1.0	1.5
Malaysia	7.7	7.6	8.6	4.9	5.4
Singapore	8.4	10.0	11.2	5.6	4.6
Thailand	0.9	2.9	2.7	5.8	7.6

Country	March 31 2004%	June 30 2004%	Sept 30 2004%	Dec 31 2004%	Mar 31 2005%
South Asia
India	1.5	0.6	0.7	2.3	3.3

Cash	1.8	2.9	1.2	0.7	1.3

*	Rounded to one decimal place.

At the time of writing, the US and regional equity markets are going through a period of uncertainty. Negative factors include: the expected continuation of the monetary tightening policy implemented by the US Federal Reserve; the widely anticipated deceleration of global and regional growth to their long-term trend growth rate; and, finally, the risk-averse attitude of equity investors. Against this, positive factors include: the relatively cheap valuation of Asian stocks vs their global counterparts; slower but still solid economic growth for the region forecast for 2005; scope for positive earnings surprise as the consensus currently factors in flat earnings growth in Asia in 2005; and, finally, relatively low interest rates.

Investors in Asia have been encouraged by the progress made by Asian corporates over the past seven-year period in their endeavor to reduce debt and increase free cash flow, which has been used to raise dividends or undertake share buy-backs.

Asia Pacific Fund Inc	Semi-Annual Report 2005

Portfolio of Investments

March 31, 2005

EQUITIES – 108.2%

Shares	Description	Value (Note 1)
	HONG KONG – 32.6%
435,000	ASM Pacific Technology, Ltd. (Information Technology)	$1,879,556
280,400	Bank of East Asia, Ltd. (Banking)	807,106
299,000	BYD Co, Ltd. (Class “H” Shares) (Industrials)	877,895
386,000	Cafe De Coral Holdings, Ltd. (Consumer Discretionary)	440,467
178,000	Cheung Kong Holdings, Ltd. (Real Estate – Developers)	1,574,726
718,500	China Netcom Group Corp., Ltd. (Telecommunications)	1,008,735
3,080,000	China Oilfield Services, Ltd. (Class “H” Shares) (Energy)	1,066,229
560,000	China Shipping Development Co., Ltd. (Class “H” Shares) (Industrials)	491,829
10,240,000	China Telecom Corp., Ltd. (Class “H” Shares) (Telecommunications)	3,577,688
650,000	Cosco Pacific, Ltd. (Class “H” Shares) (Industrials)	1,412,600
590,000	Esprit Asia Holdings, Ltd. (Consumer Discretionary)	4,028,169
1,100,000	Global Bio-chem Technology Group Co., Ltd. (Consumer Staples)	691,074
7,888,000	Guangdong Investment, Ltd. (Industrials)	2,351,396
1,871,000	Hang Lung Properties, Ltd. (Real Estate – Developers)	2,722,737
56,700	Hang Seng Bank, Ltd. (Banking)	748,783
2,000,000	Hong Kong and China Gas Co., Ltd. (Utilities)	3,936,175
1,285,000	Hongkong Land Holdings, Ltd. (Real Estate – Developers)	3,456,650
196,800	HSBC Holdings PLC (Banking)	3,128,836
439,300	Hutchison Whampoa, Ltd. (Industrials)	3,731,497
1,314,000	Kingboard Chemical Holdings, Ltd. (Information Technology)	3,925,431
3,610,000	PetroChina Co., Ltd. (Class “H” Shares) (Energy)	2,244,838
2,200,000	Ports Design, Ltd. (a) (Consumer Discretionary)	1,509,081
528,000	Swire-Pacific, Ltd. “A” (Real Estate – Developers)	4,180,295
779,000	Techtronic Industries Co., Ltd. (Industrials)	1,717,916
427,000	Tong Ren Tang Technologies Co., Ltd. (Class “H” Shares) (Health Care)	889,646
352,000	Weichai Power Co., Ltd. (Class “H” Shares) (Industrials)	1,200,495
1,675,000	Weiqiao Textile Co., Ltd. (Class “H” Shares) (Industrials)	2,394,560

		55,994,410

Asia Pacific Fund Inc	Semi-Annual Report 2005

Shares	Description	Value (Note 1)
	INDIA – 3.3%
78,147	Housing Development Finance Corp., Ltd. (Banking)	$1,300,094
119,832	ICICI Bank, Ltd. (ADR) (Banking)	2,482,919
13,542	Jet Airways (India), Ltd. (Industrials)	375,982
34,628	Rainbaxy Laboratories, Ltd. (Health Care)	795,909
75,427	Tata Motors, Ltd. (Industrials)	714,894

		5,669,798

Shares	Description	Value (Note 1)
	MALAYSIA – 5.4%
1,018,700	Malayan Banking Berhad (Banking)	$3,029,292
696,000	Tanjong PLC (Consumer Discretionary)	2,417,684
304,100	Telekom Malaysia Berhad (Telecommunications)	780,257
530,000	WTK Holdings Berhad (Materials)	767,105

		9,332,549

Shares	Description	Value (Note 1)
	PHILIPPINES – 1.5%
6,826,000	Ayala Corporation, Inc. (Diversified Financials)	$946,672
6,516,000	Ayala Land, Inc. (Real Estate – Developers)	986,912
1,977,000	Manila Water Co. (Utilities)	238,106
89,860	SM Investments Corp. (Diversified Financials)	373,870

		2,545,560

Shares	Description	Value (Note 1)
	SINGAPORE – 4.6%
2,000,000	ComfortDelGro Corp., Ltd. (Industrials)	2,023,323
2,400,000	Lindeteves-Jacoberg, Ltd. (Industrials)	283,507
700,577	Singapore Technologies Engineering, Ltd. (Industrials)	1,086,462
2,599,000	Suntec REIT (Real Estate – Developers)	2,015,278

		7,918,369

Asia Pacific Fund Inc	Semi-Annual Report 2005

Shares	Description	Value (Note 1)
	SOUTH KOREA – 31.2%
18,420	Cheil Communications, Inc. (Consumer Discretionary)	3,119,882
36,822	Core Logic, Inc. (Information Technology)	1,196,579
15,550	Daelim Industrial Co., Ltd. (Industrials)	823,821
140,880	GS Holdings Corp. (Energy)	3,489,052
120,490	Hana Bank (Banking)	3,322,225
14,960	Hyundai Mobis (Consumer Discretionary)	975,236
44,910	Hyundai Motor Co. (Consumer Discretionary)	2,432,348
73,729	Kookmin Bank (Banking)	3,292,575
85,910	Korean Air Lines Co., Ltd. (Industrials)	1,675,055
40,000	KT Corp. (Telecommunications)	852,400
63,960	LG Chem, Ltd. (Materials)	2,582,334
140,000	LG International Corp. (Industrials)	1,585,426
30,040	POSCO (Materials)	5,945,879
30,718	Samsung Electronics Co. (Information Technology)	15,185,067
10,121	Samsung SDI Co., Ltd. (Information Technology)	1,041,501
2,664	SK Telecom Co., Ltd. (Telecommunications)	448,591
54,670	S-Oil Corp. (Energy)	4,242,241
147,450	Woori Finance Holdings Co., Ltd. (Banking)	1,451,994

		53,662,206

Asia Pacific Fund Inc	Semi-Annual Report 2005

Shares	Description	Value (Note 1)
	TAIWAN – 22.0%
82,000	Asia Optical Co., Inc. (Information Technology)	$525,741
1,041,000	Cheng Shin Rubber Industry Co., Ltd. (Consumer Discretionary)	1,253,918
110,006	Chunghwa Telecom Co., Ltd. (ADR) (Telecommunications)	2,331,027
374,000	Chunghwa Telecom Co., Ltd. (Telecommunications)	773,973
1,844,000	E. Sun Commercial Bank (Banking)	1,501,257
880,400	Formosa Chemicals & Fibre Corp. (Materials)	1,793,997
833,000	Formosa Plastic Corp. (Materials)	1,493,827
841,680	Fubon Financial Holdings Co., Ltd. (Diversified Financials)	797,440
806,974	Hon Hai Precision Industry Co., Ltd. (Information Technology)	3,585,868
82,000	MediaTek, Inc. (Information Technology)	583,000
907,360	Nien Made Enterprise Co., Ltd. (Consumer Discretionary)	1,486,059
2,491,878	Shin Kong Financial Holdings Co., Ltd. (Insurance)	2,538,859
4,958,000	Siliconware Precision Industries Co., Ltd. (Information Technology)	4,303,983
1,617,000	Synnex Technology International Corp. (Information Technology)	2,473,796
2,358,000	Taiwan Cement Corp. (Materials)	1,369,625
1,485,000	Taiwan Fertilizer Co., Ltd. (Materials)	1,784,017
4,426,959	Taiwan Semiconductor Manufacturing Co., Ltd. (Information Technology)	7,236,348
2,049,000	Yang Ming Marine Transport (Industrials)	1,983,575

		37,816,310

Shares	Description	Value (Note 1)
	THAILAND – 7.6%
1,124,600	Bangkok Bank Co., Ltd. (Banking)	$3,219,714
1,763,400	Kasikornbank PCL (a) (Banking)	2,636,986
3,812,000	National Finance PCL (Diversified Financials)	1,461,657
2,346,500	Shin Corp. PCL (Telecommunications)	2,355,497
260,900	Siam Cement PCL (Materials)	1,760,675
1,646,800	Thoresen Thai Agencies PCL (Industrials)	1,578,604

		13,013,133

	Total equities (cost $138,721,589)	$185,952,335

Asia Pacific Fund Inc	Semi-Annual Report 2005

WARRANTS

Unit		Description	Value (Note 1)
		HONG KONG – 0.1%
	112,400	Kingboard Chemical Holdings, Ltd. (a) Expiring December 31, 2006 @ $20 (Information Technology) (cost $0)	$91,512
		Repurchase Agreement – 1.3%
		UNITED STATES
US$	2,318	State Street Bank & Trust Company, 1.25%, dated 03/31/05 due 04/01/05 in the amount of $2,318,080 (cost $2,318,000; collateralized by $2,215,000 U.S. Treasury Bonds, 5.625% due 05/15/08, approximate value of collateral including accrued interest $2,366,329)	2,318,000
		Total Investments – 109.6% (cost $141,039,589; Note 4)	188,361,847
		Liabilities in excess of other assets – (9.6%)	(16,428,779)

		Net Assets – 100%	$171,933,068

(a)	Non-income producing securities

ADR – American Depository Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2005 was as follows:

Information Technology	24.5%
Banking	17.0
Industrials	15.3
Consumer Discretionary	10.3
Materials	10.2
Real Estate – Developers	10.1
Telecommunications	7.1
Energy	6.4
Utilities	2.4
Diversified Financials	2.1
Insurance	1.5
Health Care	1.0
Consumer Staples	0.4
Repurchase Agreement	1.3
109.6
Liabilities in excess of other assets	(9.6)

Total	100%

Asia Pacific Fund Inc	Semi-Annual Report 2005

Statement of Assets and Liabilities

March 31, 2005

Assets
Investments, at value (cost $141,039,589)	$188,361,847
Cash	905
Foreign currency (cost $351,761)	352,697
Receivable for investments sold	2,528,877
Dividends and interest receivable	821,274
Prepaid assets	37,424

Total assets	192,103,024

Liabilities
Loan payable (Note 6)	16,800,000
Payable for investments purchased	2,444,411
Accrued expenses and other liabilities	327,681
Deferred Thailand capital gains tax liability	239,820
Investment management fee payable	132,490
Loan interest payable	97,300
Foreign withholding taxes payable	90,061
Administration fee payable	38,193

Total liabilities	20,169,956

Net Assets	$171,933,068

Net assets comprised:
Common stock, at par	$103,441
Paid-in capital in excess of par	131,192,212

131,295,653

Overdistribution of net investment income	(754,484)
Accumulated net realized losses on investments and foreign currency transactions	(5,697,379)
Net unrealized appreciation on investments and foreign currencies	47,089,278

Net Assets, March 31, 2005	$171,933,068

Net Asset Value per share: ($171,933,068 ÷ 10,344,073 shares of common stock outstanding )	$16.62

Asia Pacific Fund Inc	Semi-Annual Report 2005

Statement of Operations

Year ended March 31, 2005

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $736,664)	$4,934,768
Interest	17,966

Total income	4,952,734

Expenses
Investment management fee	1,391,556
Administration fee	389,547
Custodian’s fees and expenses	378,000
Reports to shareholders	239,000
Legal fees and expenses	215,000
Insurance expense	90,000
Directors’ fees	75,000
Audit fees and expenses	44,000
Transfer agent’s fees and expenses	31,000
Registration expenses	14,000
Miscellaneous	145,130
Total operating expenses	3,012,233
Loan interest expense (Note 6)	111,397

Total expenses	3,123,630

Net investment income	1,829,104

Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized gain/(loss) on:
Investment transactions (net of Thailand and India capital gains taxes of $50,322)	16,015,670
Foreign currency transactions	(176,237)

15,839,433

Net change in unrealized appreciation/(depreciation) on: Investments (net of change in deferred Thailand and India capital gains taxes of $12,243 and $96,002, respectively)	1,687,656
Foreign currencies	(6,677)
1,680,979
Net gain on investments and foreign currencies	17,520,412

Net Increase in Net Assets Resulting From Operations	$19,349,516

Statement of Changes in Net Assets

	Year ended March 31
Increase in Net Assets	2005	2004
Operations
Net investment income	$1,829,104	$956,259
Net realized gain on investments and foreign currency transactions	15,839,433	1,855,0431
Net change in unrealized appreciation on investments and foreign currencies	1,680,979	49,089,916
Net increase in net assets resulting from operations	19,349,516	61,901,218
Dividends from net investment income (Note 1)	(1,551,611)	(1,892,966)

Total increase	17,797,905	60,008,252

Net Assets
Beginning of year	154,135,163	94,126,911
End of year	$171,933,068	$154,135,163

Asia Pacific Fund Inc	Semi-Annual Report 2005

Notes to Financial Statements

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

On March 31, 2005, ING Group N.V., the parent company of Baring Asset Management (Asia) Limited (the “Investment Manager”) completed the sale of Baring Asset Management to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business with one of the largest life insurance businesses in the US and an existing asset management business of US$285billion (see Note 2).

Note 1.	Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these assumptions.

Securities Valuation

Investments are stated at value. Securities for which the primary market is on an exchange shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities for which reliable market quotations are not readily available, or whose value have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at the fair value in accordance with the Board of Director’s approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Foreign Currency Translation

The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities – at the current rate of exchange.

Asia Pacific Fund Inc	Semi-Annual Report 2005

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the US dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of US companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Security Transactions and Net Investment Income

Security transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions

Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Taxes

It is the Fund’s intention to continue to meet the requirements of the US Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note	2. Investment Management and

Administration Agreements

The sale of Baring Asset Management to MassMutual on March 31, 2005 resulted in a change of control of the Investment Manager, terminating the management agreement with the Fund as of that date. At a meeting on January 18, 2005, the Board of Directors approved both an interim management agreement with the Investment Manager, with a term of 150 days, and a longer-term management agreement with the Investment Manager. The longer-term agreement is subject to approval of stockholders at this year’s Annual Meeting of Stockholders in August 2005. The Fund also has an administration agreement with Prudential Investments LLC (the “Administrator”). The Investment Manager is an indirect, wholly-owned subsidiary of MassMutual.

Asia Pacific Fund Inc	Semi-Annual Report 2005

The investment management fee, as amended by the Board of Directors on January 18, 2005, is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million. Prior to January 18, 2005, the investment management fee was at an annual rate of: 1.10% of the Fund’s average weekly net assets up to $50 million, 0.90% of such assets up to $100 million and 0.70% of such assets in excess of $100 million. The administration fee is also computed weekly and payable monthly at the following annual rates: 0.25% of the Fund’s average weekly net assets up to $200 million and 0.20% of such assets in excess of $200 million.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3.	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2005 aggregated $132,710,457 and $115,977,684 respectively.

Note 4.	Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from generally accepted accounting principles. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain (loss) on investments and paid-in capital in excess of par. For the year ended March 31, 2005, the adjustments were to increase overdistribution of net investment income and decrease accumulated net realized losses on investments and foreign currency transactions by $217,604 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and other tax adjustments. Net investment income, net realized losses and net assets were not affected by this change.

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, of $1,551,611 and $1,892,966 was ordinary income for the fiscal years ended March 31, 2005 and March 31, 2004 respectively.

As of March 31, 2005, the capital loss carryforward for tax purposes was approximately $5,668,800 of which $3,433,000 expires in 2007 and $2,235,800 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Additionally, the Fund utilized approximately $15,922,300 of its capital loss carryforward to offsett net taxable gains realized in the fiscal year ended March 31, 2005. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund’s deferring wash sale losses of approximately $28,500. The differences between book and tax accumulated net investment loss are primarily attributable to the deferral of post-October currency losses of approximately $80,600 and marking to market of unrealized gains on passive foreign investment companies of approximately $1,053,300.

The United States federal income tax basis of the Fund’s investments and the unrealized appreciation as of March 31, 2005 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$142,121,444	$50,310,263	$4,069,860	$46,240,403

The difference between book basis and tax basis was attributable to deferred losses on wash sales and marking to market of unrealized gains on passive foreign investment companies.

Asia Pacific Fund Inc	Semi-Annual Report 2005

The adjusted net unrealized appreciation on a tax basis was $46,007,424 which included other tax basis adjustments of $(232,979) that were primarily attributable to appreciation of foreign currency, mark to market of receivables and payables and deferred Thailand capital gains tax liability.

Note 5.	Capital

There are 30 million shares of $0.01 par value common stock authorized.

During the year ended March 31, 2002, the Fund participated in a share repurchase program. The Fund repurchased 152,700 shares in the open market at an average market price of $8.46, representing a weighted average discount to NAV per share of 20.38%.

During the fiscal quarters ended September 30, 2002 and December 31, 2001, the Fund conducted tender offers. For the second fiscal quarter ended September 30, 2002, the Fund purchased 3,448,024 shares (25% of the total shares outstanding as of July 7, 2002) at a price of $10.66 per share, representing a discount to NAV per share of 5%. For the third fiscal quarter ended December 31, 2001, the Fund purchased 1,532,455 shares (10% of the total shares outstanding as of December 7, 2001) at a price of $9.56 per share, representing a discount to NAV per share of 10%.

Note 6.	Borrowings

The Fund is a party to a revolving loan facility with Barings (Guernsey) Limited, an affiliate and wholly-owned division of Northern Trust Corporation. The credit facility provides for a maximum commitment of the lower of $30,000,000 or 25% of the Fund’s net assets. Interest on any borrowings under the credit facility will be at 0.75% plus the current LIBOR. The purpose of the credit facility is to assist the Fund with its general cash flow requirements including the provision of gearing accommodations. During the fiscal year ended March 31, 2005, from April 1, 2004 through April 29, 2004 and January 27, 2005 through March 31, 2005, the Fund had an average daily loan balance outstanding of approximately $14,680,000 and an average interest rate of 2.79%. As of March 31, 2005, the loan payable was $16,800,000. The total interest expense paid to the lender during the current fiscal year was $111,397.

Financial Highlights

	Year ended March 31
	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$14.90	$9.10
Net investment income	0.18	0.09
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.69	5.89

Total from investment operations	1.87	5.98

Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.18)
Total dividends and distributions	(0.15)	(0.18)
Increase resulting from share repurchase	—	—
Increase resulting from tender offer	—	—
Net asset value, end of year	$16.62	$14.90
Market value, end of year	$14.65	$13.90
Total investment return (a)	6.48%	73.83%

Asia Pacific Fund Inc	Semi-Annual Report 2005

Ratios to Average Net Assets:
Expenses before loan interest	1.94%	2.03%

Total expenses	2.01%	2.06%

Net investment income (loss)	1.18%	0.74%

Supplemental Data:
Average net assets (000 omitted)	$155,484	$128,632
Portfolio turnover	73%	73%

Net assets, end of year (000 omitted)	$171,933	$154,135

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.

Contained above are selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$11.67	$10.05	$14.69
Net investment income	0.01	(0.03)	(0.01)
Net realized and unrealized loss on investments and foreign currency transactions	(2.77)	1.52	(4.87)

Total from investment operations	(2.76)	1.49	(4.88)

Less dividends and distributions:
Dividends from net investment income	—	—	—
Total dividends and distributions	—	—	—
Increase resulting from share repurchase	—	0.02	0.06
Increase resulting from tender offer	0.19	0.11	0.18
Net asset value, end of year	$9.10	$11.67	$10.05
Market value, end of year	$8.10	$10.12	$7.86

Total investment return (a)	(19.96)%	28.75%	(24.70)%

Ratios to Average Net Assets:
Expenses before loan interest	2.24%	—	—
Total Expenses	2.25%	2.24%	1.81%
Net investment income (loss)	0.09%	(0.31)%	(0.05)%

Supplemental Data:
Average net assets (000 omitted)	$122,681	$148,224	$214,819
Portfolio turnover	34%	49%	52%

Net assets, end of year (000 omitted)	$94,127	$161,007	$155,579

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.

Contained above are selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

Asia Pacific Fund Inc	Semi-Annual Report 2005

Report of Independent Registered Public Accountant

To the Shareholders and Board of Directors

of The Asia Pacific Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Asia Pacific Fund, Inc., including the portfolio of investments, as of March 31, 2005, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2001 were audited by other auditors whose report, dated May 4, 2001, expressed an unqualified opinion on such financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Fund’s internal control over financial reporting. According, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Asia Pacific Fund, Inc., at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

May 6, 2005

U.S. Federal Tax Information (Unaudited)

Dividends and Distributions

As required by the U.S. Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended March 31, 2005.

Asia Pacific Fund Inc	Semi-Annual Report 2005

During the fiscal year ended March 31, 2005, the Fund paid $0.15 per share of ordinary income dividends. Further we wish to advise you that 17.81% of ordinary income dividends paid during the fiscal year qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in US equity securities are entitled to pass-through a corporate dividends received deduction.

For the fiscal year ended March 31, 2005, the Fund designated 100% as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended March 31, 2005 the Fund intends on passing through $751,194 of ordinary income distributions as a foreign tax credit from recognized foreign source income of $5,177,163.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in January 2006.

Dividend Reinvestment Plan (Unaudited)

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s (Equiserve Trust Co.) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

Miscellaneous Information (Unaudited)

Proxy Voting

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available:

•	Without charge, by calling the Fund’s toll-free telephone number (888) “ASIA-PAC”.

Asia Pacific Fund Inc	Semi-Annual Report 2005

•	On the Securities and Exchange Commission website, http://www.sec.gov.

Information regarding the Fund’s proxy voting policies and procedures and its proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC and on the SEC’s website (http://www.sec.gov).

New York Stock Exchange Certifications

The Asia Pacific Fund, Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the Securities and Exchange Commission (the “Commission”) regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with any other information about the Fund. After the Fund’s 2004 annual meeting of shareholders, it filed a certification with NYSE on September 29, 2004, stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s N-Q Forms are available on the Commission’s website at http://www.sec.gov. The Fund’s N-Q Forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Board of Directors’ Consideration of

The Fund’s Investment Advisory Arrangements

Background

In connection with the Fund’s investment advisory arrangements, on January 18, 2005 the Board of Directors of the Fund (the “Board”), and a majority of the Fund’s disinterested directors (the “Independent Directors”) voting separately, approved: (i) a new investment advisory agreement, effective immediately, with a reduced fee schedule (the “Current Management Agreement”); (ii) an Interim Management Agreement (as defined in the next paragraph); and (iii) a Definitive Management Agreement (also as defined in the next paragraph).

In advance of the January 18, 2005 Board of Directors’ Meeting (the “Meeting”), Baring Asset Management (Asia) Limited, the Fund’s investment adviser (the “Manager”), furnished a memorandum to the Board describing the proposed sale of Baring Asset Management’s investment management business, which includes the Manager’s business, to a subsidiary of Massachusetts Mutual Life Insurance Company on or about March 31, 2005 (the “Transaction”). The Manager informed the Fund of its desire to continue to manage the Fund’s portfolio and, if so appointed, that the change of control of the Manager resulting from the Transaction was not expected to change the investment advisory services nor the personnel providing those services to the Fund. Counsel to the Fund advised the Board that: (i) the change of control of the Manager would effect an “assignment” as defined in the Investment Company Act of 1940 (the “Investment Company Act”), and this “assignment” would result in the automatic termination of the Current Management Agreement on the date the Transaction is consummated; (ii) consequently, the Board, including a majority of its Independent Directors, and stockholders would need to approve a new investment advisory agreement with the Manager (the “Definitive Management Agreement”); and (iii) finally, that between the date of the “assignment” and the date that stockholders would approve the Definitive Management Agreement, the Fund would be permitted to operate under an interim investment advisory agreement with the Manager for a period not to exceed 150 days (the “Interim Management Agreement”), provided the Board, including a majority of its Independent Directors, approved such agreement and the Fund complied with the other requirements of Rule 15a-4 under the Investment Company Act. Each of the Current Management Agreement, the Interim Management Agreement and the

Asia Pacific Fund Inc	Semi-Annual Report 2005

Definitive Management Agreement may hereinafter be referred to as a “Management Agreement,” and collectively, as the “Management Agreements.”

The Current Management Agreement is identical to the prior investment advisory agreement with the Manager dated May 7, 1999 (the “Prior Management Agreement”) except for the date and the fee schedule. The Prior Management Agreement provided for a fee at the annual rate of 1.10% of the Fund’s weekly net assets up to $50 million, .90% of such assets between $50 million and $100 million and .70% of such assets in excess of $100 million. The Independent Directors requested that the Manager modify the fee schedule in the Prior Management Agreement; accordingly, the fee schedule in the Current Management Agreement was modified to provide for a fee at an annual rate of 1.00% of average weekly net assets up to $100 million and .70% of such assets above $100 million. The Board understood that because the Fund’s net assets were above $100 million, this change would have no immediate impact on management fee levels, but would result in a fee reduction should the Fund’s average weekly net assets decrease below $100 million. All three Management Agreements are substantially similar, except for the date, the term (the Definitive Management Agreement will have an initial two-year term, as permitted by the Investment Company Act, with annual renewals thereafter), the regulatory-mandated escrow account for advisory fees payable under the Interim Management Agreement and the notice of termination periods, some of which are dictated by statute or rule.

Factors Considered by the Board

In preparation for the Meeting, the directors had requested and evaluated materials from the Manager, including performance and expense information for other closed-end investment companies investing in one or more of the Asia Pacific countries derived from data compiled by Standard & Poor’s Micropal (“S&P Micropal”) and Lipper Inc. (“Lipper”), respectively. Prior to voting, the directors reviewed the Management Agreements with management and with experienced Fund counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. In reaching their determinations relating to the approvals of the Management Agreements, the directors considered all factors they believed relevant, including the following:

1.	the impact of the change of control of the Manager resulting from the Transaction;

2.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to the MSCI All Countries Combined Far East Free Ex-Japan Index (the “Index”);

3.	the nature, extent and quality of investment, compliance and other services rendered by the Manager;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund;

5.	comparative fee and expense data for the Fund and other closed-end investment companies investing in one or more of the Asia Pacific countries;

6.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7.	the Manager’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

8.	fall-out benefits that the Manager and its affiliates receive from their relationships to the Fund;

9.	information about fees charged by the Manager to other clients with similar investment objectives;

10.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

11.	the terms of the Management Agreements.

Based on their experience gained as Fund directors, the directors also considered their knowledge of the nature and quality of the services provided by the Manager to the Fund and their overall confidence in the Manager’s integrity and competence. The directors noted the representation of the Manager that its change of control resulting from the Transaction was not expected to change the investment advisory services nor the personnel providing those services to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

Asia Pacific Fund Inc	Semi-Annual Report 2005

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determinations to approve each Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Manager

The directors noted that under each Management Agreement, the Manager, subject to the supervision of the directors, manages, in accordance with the Fund’s stated investment objective, policies and limitations, the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of and placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Manager pays all salaries and fees of the Fund’s directors and officers who are “interested persons” (as defined under the Investment Company Act) of the Manager. The directors noted that the Manager also pays the salaries and travel expenses, including attendance at Board Meetings and road shows, of the portfolio manager. The directors also recognized that the Manager provides additional services apart from its investment services, such as reports to the Board regarding changes in the Fund’s portfolio holdings, liaison services with shareholder servicing agents, and the provision of regulatory compliance reports and portfolio transaction allocations.

The directors considered the scope and quality of services provided by the Manager under the Current Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. For example, the directors noted that the Manager is responsible for maintaining and monitoring its own, and certain aspects of the Fund’s, compliance program, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. The directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Current Management Agreement, noting that the terms of the proposed services under the Interim Management Agreement and the Definitive Management Agreement were identical to the terms of the services under the Current Management Agreement.

Cost of Services Provided and Profitability

The directors reviewed a schedule of the expenses and assets under management for 2004 and the estimated profitability of the Prior Management Agreement to the Manager for 2004. The directors reviewed the Manager’s memorandum describing the assumptions and methods of allocation of estimated costs of managing the Fund in 2004 and in preparing Fund-specific profitability data.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses. The directors focused on profitability of the Manager’s relationship with the Fund before taxes. The directors recognized that the Manager should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. They considered the Manager’s presentation at the Meeting regarding the Manager’s soft dollar arrangements. The directors noted the Manager’s representation that the achievement of best execution is the overriding policy in all soft

Asia Pacific Fund Inc	Semi-Annual Report 2005

dollar transactions. At the Meeting, the directors received and reviewed information concerning the Manager’s policy on soft dollar arrangements, which included a description of the type of brokerage and research services the Manager receives and a list of firms providing third-party research and brokerage to the Manager. The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research for soft dollars. The directors also believe that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

The directors considered the investment results of the Fund as compared to other funds investing in Asia Pacific countries as provided by S&P Micropal. In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year, such as the Fund’s performance relative to the Index for each month since the last regularly-scheduled meeting of the Board. The directors reviewed the Fund’s performance compared to the Index for each of the 4 months and for the cumulative 12-month period ended December 31, 2004, and they found the Fund’s performance to be competitive. At the meeting, the directors also reviewed information showing performance of the Fund compared to funds in the S&P Micropal Universe of Asia Pacific funds over the 1-, 2-, 3-, 4-, 5- and 7-year periods. The directors noted that the Fund’s net asset value performance had been above the S&P Micropal average for Asia Pacific funds for all periods, except the 2-year period. Based on their review and discussion, the directors concluded that the Fund’s investment performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Manager and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund, that is, “Pacific Ex Japan Funds.” The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. Nonetheless, the directors noted that the Fund’s advisory fee as a percentage of average net assets was competitive with the average, the median and the dollar-weighted average of Lipper’s Pacific Ex Japan Funds. In considering the comparative information on fees, the directors considered both the advisory fee rate and the fee rate under the Fund’s administration agreement.

The directors also considered the fees the Manager charges the only other registered investment company it manages, which invests in China, with the Manager’s other clients with investment objectives similar to those of the Fund. The directors noted that the Manager’s only other registered investment company client’s advisory fee schedule and combined advisory/administrative fee schedule were each higher than the Fund’s comparable fee schedules. They also noted that the advisory fee schedules for other institutional accounts with a comparable investment objective were lower and the Manager’s representation that fees charged to these accounts were lower because they did not entail the same regulatory, supervisory nor compliance costs that are incurred with respect to registered closed-end funds. The Manager indicated that for some of these other institutional clients there are also performance fees. The directors noted that the application of such institutional fee schedule to the Fund’s level of assets would have resulted in a fee that would have been significantly lower than that resulting from the Management Agreements.

The Manager reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Management Agreements contemplate, in addition to investment advice, the Manager’s providing certain directors and officers (such as the President and CEO of the Fund who provides required certifications pursuant to the Sarbanes-Oxley Act of 2002). The Manager explained that these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on the fee comparisons with institutional accounts.

The directors also considered the annualized total expense ratio for the Fund’s semi-annual period ended September 30, 2004 in comparison to the expense ratios of funds within Lipper’s Pacific Ex Japan Funds category. The directors noted that it was below the Lipper average and the Lipper median and thus concluded that the Fund’s expense ratio was competitive.

The information reviewed by the directors showed that at the Fund’s then current size, the Fund’s effective fee rate under the Management Agreements was .93%, and the Fund’s effective combined advisory/administration fee rate was below the Lipper average and the Lipper median.

Asia Pacific Fund Inc	Semi-Annual Report 2005

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint at $100 million so that, when assets exceed the breakpoint, the fee rate is reduced from 1.00% to .70% on the incremental assets. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall investment management business or those components of it which directly or indirectly affect the Fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund’s advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements established a reasonable basis for realizing economies of scale.

Management of the Fund

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by Baring Asset Management (Asia) Limited (the Investment Manager).

Independent Directors

Name, Address** and Age	Positions With Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Robert H. Burns (75)	Director (Class II***)	Since 1986	Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong; formerly, Chairman and Chief Executive Officer, Regent International Hotels Limited, Hong Kong	1

Olarn Chaipravat (60)	Director (Class I***)	Since 1986	Formerly, President and Chief Executive Officer (October 1992 - January 1999), Director and Senior Executive Vice President (July 1990-September 1992) and Senior Executive Vice President (September 1987-June 1990), The Siam Commercial Bank, Public Company Limited, Thailand.	1

Asia Pacific Fund Inc	Semi-Annual Report 2005

Michael J. Downey (61)	Director and Chairman (Class I***)	Since 1986 Since 1999	Private Investor	1	Director, The Merger Fund and 67 Funds in the Alliance Capital L.P. Mutual Fund complex.

Douglas Tong Hsu (62)	Director (Class II***)	Since 1986	Chairman and Chief Executive Officer, Far Eastern Textile Ltd., Taiwan.	1

Duncan M. McFarland (61)	Director (Class I***)	Since 2005	Formerly, Managing Partner and Chief Executive Officer, Wellington Management Company, LLP. (1994-2004); Trustee, Co, Inc. (since Financial Accounting Foundation (since 2001).	1	Director, Gannett Co, Inc. (Since 2004)

David G. P. Scholfield (61)	Director (Class II***)	Since 1988	Formerly, Managing Director, Hong Kong (May 1998 – September 2004), The Bank of Bermuda Limited	1

Nicholas T. Sibley (66)	Director (Class III***)	Since 2001	Fellow of the Institute of Chartered Accountants in England and Wales, Chairman of Aquarius Platinum Ltd., and Corney and Barrow Group Ltd.	1

Interested Directors

Name, Address** and Age	Positions With Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

David J. Brennan (47)*	Director (Class III***)	Since 1990	Chairman and Chief Executive Officer, Baring Asset Management Holdings Limited; Chairman, Baring Asset Management Holdings, Inc.; Chairman, and Chief Executive Officer, Baring Asset Management Ltd.; Chairman, Baring Asset Management (Asia) Ltd.; Chairman, Barings (Guernsey) Ltd.; Chairman, Baring Asset Management, Inc.; Chairman and Chief Executive Officer, Baring International Investment Ltd.; Non-Executive Director, Baring Asset Management (Japan) Ltd.	1

Asia Pacific Fund Inc	Semi-Annual Report 2005

Robert F. Gunia (58)*	Vice President, Director and Treasurer (Class III***)	Since 1988 Since 1989 Since 1999	Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President (since December 1996) of PI; President of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC.	1	Vice President and Director of 166 Funds in the Prudential Mutual Fund complex

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Positions With Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Lee D. Augsburger (45)	Chief	Since 2004	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Officer Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997- August 1999) of Prudential Insurance Company of America.

Asia Pacific Fund Inc	Semi-Annual Report 2005

Deborah A. Docs (47)	Secretary Assistant Secretary	Since 1998	Vice President and Corporate Counsel (since January 2001) of Prudential Financial, Inc. Vice 1989-1998 President and Assistant Secretary (since December 1996) of PI. Vice President and Assistant Secretary (since May 2003) of American Skandia Services, Inc.

William V. Healey (51)	Assistant Secretary	Since 2004	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President, and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

James D. Kelly (36)	Assistant Treasurer	Since 2004	Director within Prudential Mutual Fund Administration (since 2004) Manager within Prudential Mutual Fund Administration 1999-2004.

Ronald Watt(58)	President	Since 1998	Director of the Institutional Group of Baring Asset Management Limited and ICSL Limited (since 2003), a Consulting Company, and President of The Greater China Fund, Inc (since 1998).

*	Mr. Brennan is an “Interested person”, as defined in the 1940 Act, because of his employment with the Investment Manager, and Mr. Gunia is an “Interested person” because he is an officer of the Fund.

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077.

***	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

****	This column includes only directorships of companies required to register, or file reports with the Commission under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Nicholas T. Sibley, member of the Board’s Audit Committee is an “audit committee financial expert” and that he is “independent” for purpose of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2005 & 2004 Ernst & Young LLP, the Registrant’s principal accountant, billed the Registrant $44,000 & $44,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1)  Audit Committee Pre-Approval Policies and Procedures

The Audit committee must pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company.

(e) (2)  Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

Not applicable as Ernst & Young has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Baring Asset Management, Inc.

Baring International Investment Limited

Baring Asset Management (Asia)

(together, the “Companies”)

Section Three

Proxy Voting Policies and Procedures

For North American Clients

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that we manage for many of our clients. A breach of our proxy voting responsibilities may lead to financial and reputational damage to the Companies. Proxy proposals are reviewed and transmitted to Barings’ third party proxy administrator (“ISS”) by the Global Events department in London. However, investment managers (or SIT heads, if investment managers are indisposed) are principally responsible for ensuring that proxy voting in respect of their portfolio holdings takes place in accordance with these procedures. For proxies concerning routine corporate governance matters, the Companies generally vote in favor of management proposals or with managements’ recommendations. For “non-routine” matters, investment managers must determine the proxy vote that will maximize the value of clients’ securities holdings.

Summary responsibilities are set forth below:

Investment Managers:

•	Identify and ensure the Global Events department is aware of impending shareholder meetings and proxy proposals regarding non-routine matters;

•	Instruct the Global Events department regarding the proxy votes to be cast on all “non-routine” matters;

•	Seek approval from the Proxy Voting Committee prior to casting proxy votes contrary to these Proxy Voting Policies; and

•	Ensure that the Proxy Voting Policies are implemented in regard to the proxies appurtenant to securities in their portfolios.

The Global Events Department:

•	Collects proxy proposals from ISS and investment managers;

•	Reviews proxies to gauge whether proposals concern “routine” matters at annual shareholder meetings, in which case custodians are instructed to vote “for” management;

•	Distributes proxies concerning all “non-routine” proposals to investment managers, and collects completed proxy voting instructions from investment managers;

•	Verifies that Proxy Voting Committee approval has been granted for any proxy vote to be cast that is contrary to these Policies;

•	Notifies ISS regarding the votes cast by the Companies; and

•	Maintains records of the Companies’ proxy votes, and the reasons therefore, for review by investment managers, clients, and government agencies.

The Proxy Voting Committee:

•	Establishes and reviews the Companies’ proxy voting policies;

•	Advises investment managers upon request regarding unusual proxy proposals;

•	Reviews recommendations of investment managers who suggest casting proxy votes that are contrary to the Companies’ policies; and

•	Reviews, quarterly, the proxy votes cast by the Companies.

The Onsite system identifies clients for whom the Companies vote proxies. The Global Events and Legal departments can provide additional details, if needed.

The Companies have prepared a synopsis of these procedures that may be disseminated to clients and prospective clients of the Companies. Please contact the Client Services department for a copy of that synopsis. In addition, Clients may obtain a complete copy of the Companies’ proxy voting policies and procedures by contacting Baring Asset Management, Inc.’s Legal and Compliance Department at (617) 946-5200.

Section Three

Proxy Voting Policies and Procedures

For North American Clients

A.	Overview of the Companies’ Proxy Voting Responsibilities

1.	Clients That Are Affected By These Policies

For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that we manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on client securities unless the clients explicitly have retained the obligation to do so. The Companies vote proxies for those North American clients who have invested in certain commingled funds maintained by Bankers Trust Co. (the “BIFIT” and “Big T” funds), but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank, which retains authority to vote proxies for those clients. Please review the Onsite system or contact the Global Events or Legal departments to ascertain whether a particular client has delegated proxy voting responsibility to the Companies.

2.	Investment Managers Must Ensure That Proxy Voting On Securities

In Their Portfolios Takes Place In Accordance With These Procedures

The Global Events department in London (tel. ext. 1536, fax ext. 1742) coordinates the collection of proxy proposals, instructs ISS on proxy votes, and maintains records, by client and security, of proxy votes and the reasons therefore. Investment managers, however, are most familiar with the companies that have issued proxies and the potential ramifications on corporate governance and share values of particular proxy votes. Consequently, investment managers must identify and ensure that the Global Events department is aware of impending shareholder meetings and proxy proposals (as described below), and instruct the Global Events department on how votes should be cast. Investment managers are primarily responsible for ensuring that proxies on holdings in their portfolios are voted in accordance with these procedures.

3.	The Proxy Voting Committee

The Companies have established a Proxy Voting Committee to set policies and review, at least quarterly, the proxy votes that were cast by the Companies. The Proxy Voting Committee is available to investment managers, analysts, and other personnel for advice on voting unusual proxy proposals. Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast, and present reasons for recommending votes that are contrary to policies. The Global Events department will record whether investment managers have instructed how the Companies should vote on non-routine proxy matters and ensure that Investment Managers have sought guidance from the Proxy Voting Committee before casting votes that contravene the Companies Proxy Voting Policies. For additional information or assistance, please contact Amanda Bustard (London, ext. 1529) or Daniel P. Barry (Boston, ext. 5311).

B.	Proxy Voting Procedures

1.	The Companies employ a third-party vendor, ISS, to review specific proposals and notify the Companies of upcoming shareholder meetings.

2.	In most cases, the Global Events department will determine whether a proxy proposal concerns a routine matter or a non-routine matter (see “Proxy Voting Policies, #3” below.) The Global Events department maintains “standing instructions” (described below) that direct ISS to vote routine proposals at annual shareholder meetings for issuers located in geographic regions with well-established markets. Despite standing instructions, the Global Events department endeavors to review each proxy proposal to ensure that non-routine proposals (regarding, for example, a merger, acquisition, or the implementation of anti-takeover measures) are identified and forwarded to appropriate investment managers for full consideration. To reiterate, however, investment managers are responsible for ensuring that non-routine matters are identified as such and voted in a manner designed to maximize the value of client securities holdings. Investment managers must ensure that the Global Events department is aware of pending non-routine proposals and advise the Global Events department accordingly.

3.	The Global Events department reconciles proxies with client holdings. The Global Events department additionally maintains records, by client and security issuer, of each proxy vote cast and the reasons therefore. The Global Events department will keep and maintain such records for inspection by clients and government agencies.

4.	Special Circumstances: Some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to our clients’ wishes. In these instances, the Global Events department will notify the appropriate investment managers of the costs or restrictions that may apply in voting proxies. Investment managers and the Global Events department, with guidance from the Proxy Voting Committee if desired, will weigh the economic benefit to our clients of voting those proxies against the cost of doing so.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies appurtenant to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting our clients’ shares against the cost of voting. Moreover, in choosing whether to purchase the shares of certain non-U.S. corporations, the Companies’ investment managers should consider whether the difficulty and expense of voting the proxies is reflected in the market price of those shares. Investment managers should consult the Global Events department to ascertain the anticipated costs of voting proxies on certain non-U.S. corporations.

C.	Proxy Voting Policies

1.

The Companies’ fiduciary obligation is to maximize the value of our clients’ shareholdings, and our proxy voting decisions are made with that aim. For ERISA clients, the U.S. Labor Department has stated that

“where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries (i.e., investment advisers) should make proxy voting decisions with a view to enhancing the value of the shares of stock.”

2.	The Companies will vote proxies on all proposals, except in those instances when investment managers determine that the economic returns of voting proxies issued by non-U.S. corporations are outweighed by the costs that would be incurred by client accounts.

3.	The Companies follow general voting guidelines, but recognize the importance of reviewing each proposal. The Companies’ voting guidelines concern, for the most part, proxies on “routine,” or non-controversial, matters of corporate governance. Investment managers ultimately are responsible for determining whether a proposal concerns a routine matter or a non-routine matter.

2.	The Companies generally vote in favor of management proposals on the following ballot items:

a.	re-election of directors who have satisfied their fiduciary duties;

b.	amendments to employee benefit plans;

c.	approval of independent auditors;

d.	directors’ and auditors’ compensation;

e.	directors’ and officers’ indemnification;

f.	financial statements and allocation of income;

g.	dividend payouts;

h.	authorization of share repurchase programs; and

i.	elimination of cumulative voting.

2.	Investment managers are responsible for advising the Global Events department on how votes should be cast on the following “non-routine” ballot measures:

a.	changes to the issuer’s capitalization due to the addition or elimination of classes of stock and voting rights;

b.	changes to the issuer’s capitalization due to stock splits and stock dividends;

c.	the elimination of pre-emptive rights for share issuance;

d.	the creation of, or changes to, anti-takeover measures, including shareholder rights plans (i.e., “poison pill” plans);

e.	stock option plans, and other stock-based employee compensation or incentive plans;

f.	the addition, deletion, or changes to super-majority voting requirements;

g.	mergers or acquisitions;

h.	the establishment or alteration of classified boards of directors; and

i.	change-in-control provisions in management compensation plans.

2.	The Companies examine shareholder proposals in the same light that we review management proposals: to determine whether such proposals will maximize overall returns on our clients’ shareholdings, in accordance with ERISA and our fiduciary duties. The Companies generally vote in favor of the following ballot items, that often are proposed by shareholders:

a.	requiring auditors to attend the corporation’s annual shareholders’ meeting;

b.	establishing an annual election of the board of directors;

c.	establishing audit, nominating, or compensation committees;

d.	requiring shareholder approval of amendments to the by-laws and corporate articles;

e.	requiring a shareholder vote on the creation of shareholder rights plans, and calling for the repeal of anti-takeover measures; and

f.	requiring reasonable expansion of financial or compensation-related reporting.

2.	The Companies do not support proposals that would impose geographic or other restrictions on the businesses conducted by the issuers of the securities we manage for clients. The Companies do, of course, respect the investment guidelines of clients who choose not to own securities of companies that engage in certain lines of business or in certain regions. Investment managers must notify the Global Events department if a client has instructed the Companies regarding proxy voting on particular issues of corporate governance of other matters.

3.	Due to the volume of proxies received by the Companies and the routine nature of many proposals presented at annual shareholders meetings, the Companies maintain “standing instructions” with ISS to vote “in favor” of management proposals at annual shareholder meetings. The standing instructions regard only annual shareholder meeting for issuers located in the U.S., Canada, and well-developed Pacific Basin and European countries. Investment managers are responsible for ensuring that any non-routine matters to be voted upon at annual meetings are evaluated and voted in accordance with these policies. The standing instructions are subject to review by the Proxy Voting Committee and the Global Events department. The Companies do not maintain standing instructions for proxies to be cast at “extraordinary” or special shareholders meetings.

4.	Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact and obtain the approval of the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast. The Global Events department is responsible for ensuring that investment managers have contacted the Proxy Voting Committee before such votes are cast.

10.	Investment Managers are responsible for: (a) identifying situations where there may be a material conflict between the Companies’ (including affiliates) interests and those of its clients concerning proxy votes and, (b) raising such matters with the Proxy Voting Committee before instructing the Global Events Department on how such votes should be cast. The Proxy Voting Committee will review the matter. If the Proxy Voting Committee determines that the facts present a material conflict of interest, the Companies will disclose the material conflict to the client(s) and obtain written consent from the client(s) before voting.

D.	Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Proxy voting policies & procedures;

2.	Proxy statements received regarding client securities;

3.	Records of votes cast on behalf of clients;

4.	Records of written client requests;

5.	Records of written responses from the Companies to either written or oral client requests; and

6.	Documents prepared by the Companies that were material to the decision on how to vote, or that memorialized the basis for the decision.

The above proxy voting records must be maintained in an easily accessible place for five years, the first two in an appropriate BAM office.

Rider 7

With respect to The Asia Pacific Fund, Inc. (“Fund”), the Companies will disclose the material conflict in writing to the person or persons designated by the Fund, and the Companies will be entitled to rely on the written consent of such person or persons; provided, however, that no such disclosure and consent will be required regarding any matter giving rise to a conflict of interest if:

(i)	the matter is a routine, non-controversial matter, as determined pursuant to “Proxy Voting Policies,” #3;

(ii)	the matter is one for which there is a general voting policy under “Proxy Voting Policies,” #4 or #6 and the instructions regarding the vote will be consistent with the general proxy voting policy on such matter; or

(iii)	the instructions regarding the vote will be contrary to the interest of the party giving rise to the conflict of interest.

The Companies will promptly notify the Fund of any material change in these Proxy Voting Policies and Procedures for North American Clients.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

REGISTRANT PURCHASES OF EQUITY SECURITIES

	(a)	(b)	(c)	(d)
Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
10/1/2004 through 10/31/2004	0	0.00	0	0
11/1/2004 through 11/30/2004	0	0.00	0	0
12/1/2004 through 12/31/2004	0	0.00	0	0
1/1/2005 through 1/31/2005	0	0.00	0	0
2/1/2005 through 2/28/2005	0	0.00	0	0
3/1/2005 through 3/31/2005	0	0.00	0	0

Total	0	0.00	0	0

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date May 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ RONALD G.M. WATT
Ronald G.M. Watt
President and Principal Executive Officer

Date May 26, 2005

By (Signature and Title)*	/s/ ROBERT F. GUNIA
Robert F. Gunia
Treasurer and Principal Financial Officer

Date May 26, 2005

*	Print the name and title of each signing officer under his or her signature.